Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2026

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	156	229	244	249	190	156	190	22%
U.S. Businesses	931	955	1,149	1,051	956	931	956	3%
International Businesses	848	761	881	757	810	848	810	-4%
Corporate and Other	(415)	(280)	(327)	(552)	(330)	(415)	(330)	20%
Total adjusted operating income (loss) before income taxes	1,520	1,665	1,947	1,505	1,626	1,520	1,626	7%
Income taxes, applicable to adjusted operating income	332	381	426	337	348	332	348	5%
After-tax adjusted operating income (loss)	1,188	1,284	1,521	1,168	1,278	1,188	1,278	8%
Income (loss) attributable to Prudential Financial, Inc.	707	533	1,431	905	597	707	597	-16%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	13.8%	14.9%	17.5%	13.3%	14.6%	13.8%	14.6%
Return on Average Equity (based on net income (loss))	9.8%	7.1%	18.3%	11.2%	7.4%	9.8%	7.4%
Distributions to Shareholders
Dividends paid	486	485	481	480	496	486	496	2%
Share repurchases	250	250	250	250	250	250	250	—%
Total capital returned	736	735	731	730	746	736	746	1%
Per Share Data
Net income (loss) - diluted	1.96	1.48	4.01	2.55	1.68	1.96	1.68	-14%
Adjusted Operating Income - diluted	3.29	3.58	4.26	3.30	3.61	3.29	3.61	10%
Shareholder dividends	1.35	1.35	1.35	1.35	1.40	1.35	1.40	4%
GAAP book value - diluted	83.59	85.98	90.69	92.05	91.28
Adjusted book value - diluted (2)	96.37	96.41	99.25	100.17	99.79
Shares Outstanding
Weighted average number of common shares - basic	354.3	353.1	351.1	349.0	347.7	354.3	347.7	-2%
Weighted average number of common shares - diluted	356.1	354.9	353.0	350.9	349.4	356.1	349.4	-2%
End of period common shares - basic	354.0	351.9	349.9	347.9	347.3
End of period common shares - diluted	357.5	355.7	353.9	352.4	350.3

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income (loss)	3.29	3.58	4.26	3.30	3.61	3.29	3.61
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(0.69)	(1.45)	(1.63)	(0.80)	(1.78)	(0.69)	(1.78)
Change in value of market risk benefits, net of related hedging gains (losses)	(0.99)	(1.20)	0.92	(0.06)	(0.84)	(0.99)	(0.84)
Market experience updates	0.11	0.12	(0.10)	0.07	0.04	0.11	0.04
Divested and Run-off Businesses:
Closed Block division	(0.06)	(0.05)	0.03	(0.11)	(0.03)	(0.06)	(0.03)
Other Divested and Run-off Businesses	(0.14)	0.03	0.35	0.07	0.18	(0.14)	0.18
Difference in earnings allocated to participating unvested share-based payment awards	0.02	0.02	0.01	—	0.02	0.02	0.02
Other adjustments (1)	0.08	—	—	—	(0.01)	0.08	(0.01)
Total reconciling items, before income taxes	(1.67)	(2.53)	(0.42)	(0.83)	(2.42)	(1.67)	(2.42)
Income taxes, not applicable to adjusted operating income	(0.34)	(0.43)	(0.17)	(0.08)	(0.49)	(0.34)	(0.49)
Total reconciling items, after income taxes	(1.33)	(2.10)	(0.25)	(0.75)	(1.93)	(1.33)	(1.93)
Net income (loss) attributable to Prudential Financial, Inc.	1.96	1.48	4.01	2.55	1.68	1.96	1.68
Weighted average number of outstanding common shares - basic	354.3	353.1	351.1	349.0	347.7	354.3	347.7
Weighted average number of outstanding common shares - diluted	356.1	354.9	353.0	350.9	349.4	356.1	349.4
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	707	533	1,431	905	597	707	597
Less: Earnings allocated to participating unvested share-based payment awards	10	6	15	10	9	10	9
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	697	527	1,416	895	588	697	588
After-tax adjusted operating income (loss)	1,188	1,284	1,521	1,168	1,278	1,188	1,278
Less: Earnings allocated to participating unvested share-based payment awards	16	13	17	11	17	16	17
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,172	1,271	1,504	1,157	1,261	1,172	1,261

___________

(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2025				2026
	1Q	2Q	3Q	4Q	1Q

Capitalization Data (1):
Senior debt:
Short-term debt	1,406	1,373	1,386	1,443	946
Long-term debt	10,949	11,056	11,202	11,261	11,286
Junior subordinated long-term debt	8,591	7,595	7,595	7,595	7,596
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	29,883	30,582	32,094	32,438	31,975
Less: Accumulated other comprehensive income (AOCI)	(4,741)	(3,921)	(3,175)	(3,077)	(3,450)
GAAP book value excluding AOCI (2)	34,624	34,503	35,269	35,515	35,425
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	62	67	(47)	(24)	60
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	108	144	192	238	409
Adjusted book value	34,454	34,292	35,124	35,301	34,956
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	83.59	85.98	90.69	92.05	91.28
GAAP book value excluding AOCI per share - diluted (2)	96.85	97.00	99.66	100.78	101.13
Adjusted book value per common share - diluted	96.37	96.41	99.25	100.17	99.79
End of period number of common shares - diluted	357.5	355.7	353.9	352.4	350.3
Common Stock Price Range (based on closing price):
High	122.33	112.71	109.89	117.60	118.72
Low	105.04	95.12	100.68	99.13	92.00
Close	111.68	107.44	103.74	112.88	97.69
Common Stock market capitalization (1)	39,535	37,808	36,299	39,271	33,928

__________
(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

OPERATIONS HIGHLIGHTS

	2025				2026
	1Q	2Q	3Q	4Q	1Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers - Third Party	620.2	647.6	654.9	652.0	638.8
Retail customers - Third Party	240.6	256.7	265.2	267.0	259.0
Affiliated	524.5	536.4	549.9	547.1	535.5
Total PGIM	1,385.3	1,440.7	1,470.0	1,466.1	1,433.3
U.S. Businesses	111.3	113.8	115.9	116.9	115.3
International Businesses	19.3	19.4	19.8	19.7	20.8
Corporate and Other	6.2	6.4	6.3	6.4	6.4
Total assets under management	1,522.1	1,580.3	1,612.0	1,609.1	1,575.8
Assets under administration	180.4	193.2	194.6	195.1	190.9
Total assets under management and administration	1,702.5	1,773.5	1,806.6	1,804.2	1,766.7
Distribution Representatives (1):
Prudential Advisors	2,906	2,985	3,034	3,061	3,112
Life Planners	6,175	6,161	6,141	6,235	6,281
Life Consultants	6,840	6,822	6,940	6,983	6,947

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Revenues (1):
Premiums	6,446	6,426	8,691	7,028	7,838	6,446	7,838	22%
Policy charges and fee income	1,108	1,070	1,126	1,106	1,108	1,108	1,108	—%
Net investment income	4,519	4,600	4,872	4,947	5,008	4,519	5,008	11%
Asset management fees, commissions and other income	1,339	1,410	1,550	1,439	1,280	1,339	1,280	-4%
Total revenues	13,412	13,506	16,239	14,520	15,234	13,412	15,234	14%
Benefits and expenses (1):
Insurance and annuity benefits	7,344	7,195	9,485	7,936	8,713	7,344	8,713	19%
Change in estimates of liability for future policy benefits	(14)	100	96	50	41	(14)	41	393%
Interest credited to policyholders' account balances	1,083	1,135	1,215	1,271	1,304	1,083	1,304	20%
Interest expense	522	526	531	533	539	522	539	3%
Deferral of acquisition costs	(684)	(689)	(699)	(681)	(624)	(684)	(624)	9%
Amortization of acquisition costs	376	392	395	408	397	376	397	6%
Operating expenses	1,624	1,634	1,639	1,876	1,729	1,624	1,729	6%
Variable expenses	1,641	1,548	1,630	1,622	1,509	1,641	1,509	-8%
Total benefits and expenses	11,892	11,841	14,292	13,015	13,608	11,892	13,608	14%
Adjusted operating income (loss) before income taxes	1,520	1,665	1,947	1,505	1,626	1,520	1,626	7%
Income taxes, applicable to adjusted operating income	332	381	426	337	348	332	348	5%
After-tax adjusted operating income	1,188	1,284	1,521	1,168	1,278	1,188	1,278	8%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(246)	(516)	(574)	(282)	(621)	(246)	(621)	-152%
Change in value of market risk benefits, net of related hedging gains (losses)	(351)	(426)	324	(22)	(295)	(351)	(295)	16%
Market experience updates	39	42	(36)	23	15	39	15	-62%
Divested and Run-off Businesses:
Closed Block division	(22)	(18)	10	(38)	(11)	(22)	(11)	50%
Other Divested and Run-off Businesses	(51)	12	123	23	64	(51)	64	225%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	3	(18)	(11)	6	(42)	3	(42)	-1500%
Other adjustments (2)	28	(1)	(1)	(1)	(3)	28	(3)	-111%
Total reconciling items, before income taxes	(600)	(925)	(165)	(291)	(893)	(600)	(893)	-49%
Income taxes, not applicable to adjusted operating income	(125)	(186)	(44)	(68)	(219)	(125)	(219)	-75%
Total reconciling items, after income taxes	(475)	(739)	(121)	(223)	(674)	(475)	(674)	-42%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	920	740	1,782	1,214	733	920	733	-20%
Income tax expense (benefit)	207	195	382	269	129	207	129	-38%
Income (loss) before equity in earnings of joint ventures and other operating entities	713	545	1,400	945	604	713	604	-15%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	(6)	(12)	31	(40)	(7)	(6)	(7)	-17%
Income (loss) attributable to Prudential Financial, Inc.	707	533	1,431	905	597	707	597	-16%
Earnings attributable to noncontrolling interests and redeemable noncontrolling interests	35	33	52	36	9	35	9	-74%
Net income (loss)	742	566	1,483	941	606	742	606	-18%
Less: Income (loss) attributable to noncontrolling interests and redeemable noncontrolling interests	35	33	52	36	9	35	9	-74%
Net income (loss) attributable to Prudential Financial, Inc.	707	533	1,431	905	597	707	597	-16%
____________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 31-33 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

CONSOLIDATED BALANCE SHEETS
(in millions)

	03/31/2025	06/30/2025	09/30/2025	12/31/2025	03/31/2026

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	315,914	328,302	335,414	331,455	330,851
Fixed maturities, trading, at fair value	13,278	14,020	14,575	14,869	15,831
Assets supporting experience-rated contractholder liabilities, at fair value	3,769	4,282	4,648	4,842	4,781
Equity securities, at fair value	8,720	7,434	8,794	10,972	12,552
Commercial mortgage and other loans	62,694	62,966	64,813	64,715	65,412
Policy loans	9,876	9,946	9,951	9,958	9,988
Other invested assets	26,739	27,256	27,665	27,294	27,792
Short-term investments	8,716	6,375	6,248	6,414	6,917
Total investments	449,706	460,581	472,108	470,519	474,124
Cash and cash equivalents	16,063	16,638	17,469	19,712	15,936
Accrued investment income	3,383	3,560	3,581	3,636	3,633
Deferred policy acquisition costs	20,790	21,222	21,468	21,530	21,730
Value of business acquired	446	450	430	397	382
Market risk benefit assets	2,139	2,188	2,252	2,330	2,166
Reinsurance recoverables and deposit receivables	43,982	44,152	44,947	44,077	43,213
Income tax assets	300	839	240	279	—
Other assets	14,262	14,561	15,267	15,009	15,176
Separate account assets	188,191	194,761	198,540	196,251	189,036
Total assets	739,262	758,952	776,302	773,740	765,396
Liabilities:
Future policy benefits	269,969	270,133	272,553	266,914	262,470
Policyholders' account balances	170,278	180,931	188,657	191,307	192,131
Market risk benefit liabilities	5,021	4,859	4,771	4,623	5,000
Reinsurance and funds withheld payables	17,347	17,126	17,874	18,844	19,270
Securities sold under agreements to repurchase	7,549	8,205	9,937	9,598	10,975
Cash collateral for loaned securities	9,507	9,167	8,597	8,700	8,905
Income tax liabilities	—	—	—	—	255
Short-term debt	1,406	1,373	1,386	1,443	946
Long-term debt	19,540	18,651	18,797	18,856	18,882
Other liabilities	16,789	18,872	18,507	18,964	19,316
Notes issued by consolidated variable interest entities	1,443	1,758	1,868	2,659	3,283
Separate account liabilities	188,191	194,761	198,540	196,251	189,036
Total liabilities	707,040	725,836	741,487	738,159	730,469
Mezzanine Equity:
Redeemable noncontrolling interests	2,019	2,213	2,358	2,794	2,608
Total mezzanine equity	2,019	2,213	2,358	2,794	2,608
Equity:
Accumulated other comprehensive income (loss)	(4,741)	(3,921)	(3,175)	(3,077)	(3,450)
Other equity (1)	34,624	34,503	35,269	35,515	35,425
Total Prudential Financial, Inc. equity	29,883	30,582	32,094	32,438	31,975
Noncontrolling interests	320	321	363	349	344
Total equity	30,203	30,903	32,457	32,787	32,319
Total liabilities, mezzanine equity and equity	739,262	758,952	776,302	773,740	765,396

____________
(1) Includes $60 million, $(24) million, $(47) million, $67 million and $62 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

COMBINING BALANCE SHEETS
(in millions)
	As of March 31, 2026

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	474,124	46,004	428,120	4,657	242,616	158,502	22,345
Deferred policy acquisition costs	21,730	141	21,589	—	12,499	9,756	(666)
Other assets	80,506	1,417	79,089	5,588	56,032	18,335	(866)
Separate account assets	189,036	—	189,036	29,225	163,828	—	(4,017)
Total assets	765,396	47,562	717,834	39,470	474,975	186,593	16,796
Liabilities:
Future policy benefits	262,470	41,229	221,241	—	120,525	91,753	8,963
Policyholders' account balances	192,131	4,240	187,891	—	125,459	62,193	239
Debt	19,828	—	19,828	1,860	4,517	212	13,239
Other liabilities	67,004	3,686	63,318	4,229	43,477	10,200	5,412
Separate account liabilities	189,036	—	189,036	29,225	163,828	—	(4,017)
Total liabilities	730,469	49,155	681,314	35,314	457,806	164,358	23,836
Mezzanine Equity:
Redeemable noncontrolling interests	2,608	—	2,608	930	—	—	1,678
Total mezzanine equity	2,608	—	2,608	930	—	—	1,678
Equity:
Accumulated other comprehensive income (loss)	(3,450)	(158)	(3,292)	(48)	(1,147)	448	(2,545)
Other equity (1)	35,425	(1,446)	36,871	3,122	18,237	21,757	(6,245)
Total Prudential Financial, Inc. equity	31,975	(1,604)	33,579	3,074	17,090	22,205	(8,790)
Noncontrolling interests	344	11	333	152	79	30	72
Total equity	32,319	(1,593)	33,912	3,226	17,169	22,235	(8,718)
Total liabilities, mezzanine equity and equity	765,396	47,562	717,834	39,470	474,975	186,593	16,796

	As of December 31, 2025

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments (2)	470,519	46,523	423,996	3,652	238,446	158,699	23,199
Deferred policy acquisition costs	21,530	144	21,386	—	12,359	9,678	(651)
Other assets	85,440	1,428	84,012	6,173	56,968	19,393	1,478
Separate account assets	196,251	—	196,251	29,278	171,022	—	(4,049)
Total assets	773,740	48,095	725,645	39,103	478,795	187,770	19,977
Liabilities:
Future policy benefits	266,914	41,484	225,430	—	121,068	95,235	9,127
Policyholders' account balances	191,307	4,272	187,035	—	123,538	61,688	1,809
Debt	20,299	—	20,299	2,070	4,619	211	13,399
Other liabilities (2)	63,388	3,942	59,446	3,329	41,279	8,781	6,057
Separate account liabilities	196,251	—	196,251	29,278	171,022	—	(4,049)
Total liabilities	738,159	49,698	688,461	34,677	461,526	165,915	26,343
Mezzanine Equity:
Redeemable noncontrolling interest	2,794	—	2,794	1,175	—	—	1,619
Total mezzanine equity	2,794	—	2,794	1,175	—	—	1,619
Equity:
Accumulated other comprehensive income (loss)	(3,077)	(155)	(2,922)	(50)	(365)	65	(2,572)
Other equity (1)	35,515	(1,459)	36,974	3,144	17,555	21,762	(5,487)
Total Prudential Financial, Inc. equity	32,438	(1,614)	34,052	3,094	17,190	21,827	(8,059)
Noncontrolling interests	349	11	338	157	79	28	74
Total equity	32,787	(1,603)	34,390	3,251	17,269	21,855	(7,985)
Total liabilities, mezzanine equity and equity	773,740	48,095	725,645	39,103	478,795	187,770	19,977

____________
(1) Includes $60 million and $(24) million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of March 31, 2026 and December 31, 2025, respectively.
(2) Prior period amounts have been updated to conform to current period presentation for U.S. Businesses and Corporate and Other.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of March 31, 2026				As of December 31, 2025
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	36	6,524	7,596	14,156	36	6,464	7,595	14,095
Operating Debt	874	4,360	—	5,234	1,374	4,359	—	5,733
Limited recourse and non-recourse borrowing	36	402	—	438	33	438	—	471
Total Debt	946	11,286	7,596	19,828	1,443	11,261	7,595	20,299

	As of March 31, 2026				As of December 31, 2025
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	14,117	—	39	14,156	14,055	—	40	14,095
Operating Debt	4,385	849	—	5,234	4,884	849	—	5,733
Limited recourse and non-recourse borrowing	—	33	405	438	—	33	438	471
Total Debt	18,502	882	444	19,828	18,939	882	478	20,299

__________
(1) Includes Prudential Funding, LLC.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	20	59	54	48	34	20	34	70%
Asset management fees, commissions and other income	965	984	1,041	1,060	1,006	965	1,006	4%
Total revenues	985	1,043	1,095	1,108	1,040	985	1,040	6%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	21	24	27	28	25	21	25	19%
Deferral of acquisition costs	—	—	—	—	—	—	—	—
Amortization of acquisition costs	—	—	—	—	—	—	—	—
Operating expenses	504	477	503	489	525	504	525	4%
Variable expenses	304	313	321	342	300	304	300	-1%
Total benefits and expenses	829	814	851	859	850	829	850	3%
Adjusted operating income (loss) before income taxes	156	229	244	249	190	156	190	22%
Total revenues	985	1,043	1,095	1,108	1,040	985	1,040	6%
Less: Passthrough distribution revenue	21	20	21	21	20	21	20	-5%
Less: Revenue associated with consolidations	18	50	45	42	23	18	23	28%
Total adjusted revenues (2)	946	973	1,029	1,045	997	946	997	5%
Adjusted operating margin (2)(3)	16.5%	23.5%	23.7%	23.8%	19.1%	16.5%	19.1%

__________
(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 18.3%, 22.5%, 22.3%, 22.0% and 15.8% for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION
(in millions, or as otherwise noted)
	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Supplementary Revenue Information:
Analysis of revenues by type:
Asset management fees	828	825	844	858	847	828	847	2%
Other related revenues (1)	38	82	93	107	65	38	65	71%
Service, distribution and other revenues	119	136	158	143	128	119	128	8%
Total PGIM revenues	985	1,043	1,095	1,108	1,040	985	1,040	6%
Analysis of asset management fees by source:
Institutional customers - Third Party	387	387	395	399	398	387	398	3%
Retail customers - Third Party	225	219	231	236	201	225	201	-11%
Affiliated	216	219	218	223	248	216	248	15%
Total asset management fees	828	825	844	858	847	828	847	2%
Trailing twelve months net flows by source (in billions):
Institutional customers - Third Party	1.2	10.2	12.7	6.1	0.1
Retail customers - Third Party	0.7	(1.5)	(2.5)	(4.0)	(3.6)
Affiliated	17.3	16.0	11.3	(1.6)	(3.4)
Total net flows	19.2	24.7	21.5	0.5	(6.9)
Trailing twelve months net flows by asset class (in billions):
Public equity	(10.9)	(9.3)	(15.2)	(17.9)	(22.6)
Public credit	16.9	23.0	26.9	22.3	21.5
Private credit	9.2	8.4	7.3	5.2	3.8
Real estate	3.6	2.8	1.7	4.3	3.6
Multi-asset	0.8	0.1	(0.1)	(14.6)	(14.2)
Other alternatives	(0.4)	(0.3)	0.9	1.2	1.0
Total net flows	19.2	24.7	21.5	0.5	(6.9)

Supplementary Assets Under Management Information (at fair market value) (in billions):
	March 31, 2026
	Public Equity	Public Credit	Private Credit	Real Estate	Multi-Asset	Other Alternatives	Total
Institutional customers - Third Party	69.0	461.7	29.7	70.7	1.4	6.3	638.8
Retail customers - Third Party	94.0	162.5	0.1	—	2.1	0.3	259.0
Affiliated	37.8	272.7	89.1	64.3	70.5	1.1	535.5
Total	200.8	896.9	118.9	135.0	74.0	7.7	1,433.3

	March 31, 2025
	Public Equity	Public Credit	Private Credit (2)	Real Estate	Multi-Asset	Other Alternatives (2)	Total
Institutional customers - Third Party	69.2	447.5	28.2	68.4	1.4	5.5	620.2
Retail customers - Third Party	95.0	142.8	—	0.2	2.3	0.3	240.6
Affiliated	33.8	266.4	86.5	62.0	74.5	1.3	524.5
Total	198.0	856.7	114.7	130.6	78.2	7.1	1,385.3
__________
(1) Other related revenues, net of related expenses are $35 million, $57 million, $64 million, $49 million and $19 million for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively.
(2) Prior period amounts have been updated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026

Institutional Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	601.1	620.2	647.6	654.9	652.0	601.1	652.0
Additions	23.8	22.1	18.8	20.6	24.7	23.8	24.7
Withdrawals	(16.2)	(19.5)	(18.5)	(25.0)	(23.1)	(16.2)	(23.1)
Net institutional additions (withdrawals), excluding realizations, distributions and money market activity	7.6	2.6	0.3	(4.4)	1.6	7.6	1.6
Realizations and distributions (1)	(4.2)	(2.3)	(4.0)	(3.1)	(3.1)	(4.2)	(3.1)
Change in market value	6.6	24.0	15.6	4.1	(8.3)	6.6	(8.3)
Net money market flows	1.7	0.8	(0.3)	0.5	(3.7)	1.7	(3.7)
Other (2)	7.4	2.3	(4.3)	—	0.3	7.4	0.3
Ending assets under management	620.2	647.6	654.9	652.0	638.8	620.2	638.8
Retail Customers - Third Party - Assets Under Management (at fair market value):
Beginning assets under management	244.9	240.6	256.7	265.2	267.0	244.9	267.0
Additions	17.7	16.0	16.2	21.5	21.6	17.7	21.6
Withdrawals	(17.9)	(18.8)	(15.9)	(22.8)	(21.4)	(17.9)	(21.4)
Net retail additions (withdrawals), excluding money market activity	(0.2)	(2.8)	0.3	(1.3)	0.2	(0.2)	0.2
Change in market value	(5.5)	18.6	9.2	2.7	(8.6)	(5.5)	(8.6)
Net money market flows	1.8	0.5	0.7	0.7	1.1	1.8	1.1
Other (2)	(0.4)	(0.2)	(1.7)	(0.3)	(0.7)	(0.4)	(0.7)
Ending assets under management	240.6	256.7	265.2	267.0	259.0	240.6	259.0
Affiliated - Assets Under Management (at fair market value):
Beginning assets under management	529.2	524.5	536.4	549.9	547.1	529.2	547.1
Additions	20.6	19.8	15.8	17.3	18.2	20.6	18.2
Withdrawals	(20.7)	(19.2)	(14.0)	(21.2)	(20.1)	(20.7)	(20.1)
Net affiliated additions (withdrawals), excluding realizations, distributions and money market activity	(0.1)	0.6	1.8	(3.9)	(1.9)	(0.1)	(1.9)
Realizations and distributions (1)	(0.1)	—	(0.6)	(0.1)	(0.1)	(0.1)	(0.1)
Change in market value	3.9	10.9	13.2	2.8	(6.4)	3.9	(6.4)
Net money market flows	(5.3)	(2.1)	—	1.5	(2.5)	(5.3)	(2.5)
Other (2)	(3.1)	2.5	(0.9)	(3.1)	(0.7)	(3.1)	(0.7)
Ending assets under management	524.5	536.4	549.9	547.1	535.5	524.5	535.5

__________
(1) Realizations reflect proceeds from the disposition or monetization of assets from closed end funds and from collateralized loan obligations. Distributions reflect income and dividend distributions related to certain closed and open ended private alternative funds and collateralized loan obligations.
(2) First quarter 2025 includes $6.1 billion related to the reinsurance of certain Japanese whole life policies to Prismic Life Reinsurance, Ltd. which were transferred from affiliated to institutional assets under management. In third quarter 2025, Prudential completed the sale of its ownership in the PGIM SITE business in Taiwan to E.SUN Financial Holding Co., Ltd. and the outflows of $4.0 billion and $1.4 billion are reflected in institutional and retail, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Revenues (1):
Premiums	3,398	3,724	5,897	4,401	4,894	3,398	4,894	44%
Policy charges and fee income	1,035	993	1,046	1,016	1,006	1,035	1,006	-3%
Net investment income	2,700	2,760	2,948	2,982	3,066	2,700	3,066	14%
Asset management fees, commissions and other income	573	531	552	548	484	573	484	-16%
Total revenues	7,706	8,008	10,443	8,947	9,450	7,706	9,450	23%
Benefits and expenses (1):
Insurance and annuity benefits	4,563	4,750	6,928	5,503	6,049	4,563	6,049	33%
Change in estimates of liability for future policy benefits	(11)	68	117	45	21	(11)	21	291%
Interest credited to policyholders' account balances	724	754	808	856	886	724	886	22%
Interest expense	295	286	291	299	295	295	295	—%
Deferral of acquisition costs	(411)	(431)	(426)	(432)	(393)	(411)	(393)	4%
Amortization of acquisition costs	227	233	234	244	241	227	241	6%
Operating expenses	529	583	500	521	555	529	555	5%
Variable expenses	859	810	842	860	840	859	840	-2%
Total benefits and expenses	6,775	7,053	9,294	7,896	8,494	6,775	8,494	25%
Adjusted operating income (loss) before income taxes	931	955	1,149	1,051	956	931	956	3%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Revenues (1):
Premiums (2)	1,746	2,127	4,290	2,832	3,245	1,746	3,245	86%
Policy charges and fee income	30	25	31	28	31	30	31	3%
Net investment income	1,758	1,819	1,963	1,998	2,085	1,758	2,085	19%
Asset management fees, commissions and other income	131	105	121	129	96	131	96	-27%
Total revenues	3,665	4,076	6,405	4,987	5,457	3,665	5,457	49%
Benefits and expenses (1):
Insurance and annuity benefits	2,440	2,809	4,889	3,524	3,935	2,440	3,935	61%
Change in estimates of liability for future policy benefits	(25)	123	112	53	25	(25)	25	200%
Interest credited to policyholders' account balances	474	512	559	607	648	474	648	37%
Interest expense	15	9	7	12	11	15	11	-27%
Deferral of acquisition costs	(208)	(206)	(181)	(166)	(174)	(208)	(174)	16%
Amortization of acquisition costs	64	68	68	87	79	64	79	23%
Operating expenses	137	138	138	134	145	137	145	6%
Variable expenses	242	226	215	200	216	242	216	-11%
Total benefits and expenses	3,139	3,679	5,807	4,451	4,885	3,139	4,885	56%
Adjusted operating income (loss) before income taxes	526	397	598	536	572	526	572	9%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.
(2) Includes pension risk transfer premiums of $1.4 billion, $1.0 billion, $2.4 billion, $0.2 billion and $0.0 billion for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

U.S. BUSINESSES - RETIREMENT - SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026

Sales and Additions:
Retail annuities (1)	3,473	3,135	3,377	3,574	3,284	3,473	3,284
Longevity reinsurance (2)	4,922	5,581	1,476	80	154	4,922	154
Fee-based stable value	1,081	1,048	551	1,086	1,113	1,081	1,113
Pension risk transfer and other (3)	1,048	2,225	4,326	2,520	2,818	1,048	2,818
Total	10,524	11,989	9,730	7,260	7,369	10,524	7,369
Account Value:
Beginning account value, gross	333,243	340,617	359,635	365,143	370,038	333,243	370,038
Sales and additions	10,524	11,989	9,730	7,260	7,369	10,524	7,369
Withdrawals and benefits	(7,292)	(6,188)	(7,223)	(7,682)	(8,057)	(7,292)	(8,057)
Net flows	3,232	5,801	2,507	(422)	(688)	3,232	(688)
Change in market value, interest credited and policy charges	1,627	5,525	6,207	4,190	1,517	1,627	1,517
Other (4)	2,515	7,692	(3,206)	1,127	(1,786)	2,515	(1,786)
Ending account value, gross	340,617	359,635	365,143	370,038	369,081	340,617	369,081
Reinsurance ceded	(12,096)	(11,579)	(11,987)	(12,888)	(13,336)	(12,096)	(13,336)
Ending account value, net	328,521	348,056	353,156	357,150	355,745	328,521	355,745
Amounts included in net flows above:
Retail annuities (1)	2,823	2,472	2,614	2,785	2,429	2,823	2,429
Longevity reinsurance (2)	3,385	3,873	(311)	(1,706)	(1,664)	3,385	(1,664)
Fee-based stable value	(883)	(25)	(1,049)	(1,191)	(1,257)	(883)	(1,257)
Pension risk transfer and other (3)	(2,093)	(519)	1,253	(310)	(196)	(2,093)	(196)
Total	3,232	5,801	2,507	(422)	(688)	3,232	(688)
Amounts included in ending account value, net above:
Retail annuities (1)	43,543	49,649	54,553	57,532	58,177
Longevity reinsurance (2)	113,480	125,534	122,682	123,120	120,015
Fee-based stable value	66,947	67,362	67,727	67,763	67,518
Pension risk transfer and other (3)	104,551	105,511	108,194	108,735	110,035
Total	328,521	348,056	353,156	357,150	355,745

__________
(1) Primarily includes FlexGuard suite (Registered Index-Linked Annuities) and fixed annuity products.
(2) Represents notional amounts based on present value of future benefits under longevity reinsurance contracts.
(3) Includes spread-based stable value, structured settlements and funding agreement-backed notes.
(4) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business, net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Revenues (1):
Premiums	1,396	1,349	1,353	1,321	1,390	1,396	1,390	—%
Policy charges and fee income	197	184	183	164	186	197	186	-6%
Net investment income	134	133	138	138	138	134	138	3%
Asset management fees, commissions and other income	21	21	20	22	20	21	20	-5%
Total revenues	1,748	1,687	1,694	1,645	1,734	1,748	1,734	-1%
Benefits and expenses (1):
Insurance and annuity benefits	1,296	1,230	1,272	1,224	1,318	1,296	1,318	2%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	35	32	33	37	33	35	33	-6%
Interest expense	5	5	7	4	5	5	5	—%
Deferral of acquisition costs	—	(4)	—	—	—	—	—	—
Amortization of acquisition costs	2	4	2	1	2	2	2	—%
Operating expenses	194	186	181	190	206	194	206	6%
Variable expenses	127	109	109	112	132	127	132	4%
Total benefits and expenses	1,659	1,562	1,604	1,568	1,696	1,659	1,696	2%
Adjusted operating income (loss) before income taxes	89	125	90	77	38	89	38	-57%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026

Annualized New Business Premiums:
Group life	225	35	36	29	211	225	211
Group disability	175	42	42	27	315	175	315
Total	400	77	78	56	526	400	526
Future Policy Benefits (1):
Group life	2,422	2,396	2,334	2,306	2,328
Group disability	3,283	3,316	3,345	3,398	3,472
Total	5,705	5,712	5,679	5,704	5,800
Policyholders' Account Balances (1):
Group life	4,519	4,460	4,503	4,732	4,493
Group disability	117	104	99	100	106
Total	4,636	4,564	4,602	4,832	4,599
Separate Account Liabilities (1):
Group life	25,547	26,364	26,988	26,916	26,737
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,196	1,195	1,155	1,159	1,141	1,196	1,141
Earned premiums	996	935	952	916	946	996	946
Earned policy charges and fee income	171	156	154	137	156	171	156
Benefits ratio (3)	87.1%	83.1%	84.1%	81.3%	86.0%	87.1%	86.0%
Administrative expense ratio	10.8%	11.5%	10.5%	11.7%	11.5%	10.8%	11.5%
Persistency ratio	97.0%	96.8%	96.5%	96.1%	96.5%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	429	447	434	432	477	429	477
Earned premiums	400	414	401	405	444	400	444
Earned policy charges and fee income	26	28	29	27	30	26	30
Benefits ratio (3)	65.6%	75.3%	79.7%	85.3%	78.4%	65.6%	78.4%
Administrative expense ratio	25.8%	24.8%	24.0%	24.9%	26.2%	25.8%	26.2%
Persistency ratio	95.3%	94.1%	92.9%	91.8%	94.2%
Total Group Insurance:
Benefits ratio (3)	81.3%	80.9%	82.8%	82.5%	83.7%	81.3%	83.7%
Administrative expense ratio	14.8%	15.2%	14.2%	15.5%	15.9%	14.8%	15.9%
Net face amount of policies in force (in billions) (4)	2,127	2,118	2,118	2,117	2,059

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 82.4%, 74.7% and 80.2% for the three months ended June 30, 2025, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Revenues (1):
Premiums	237	232	236	231	234	237	234	-1%
Policy charges and fee income	430	354	454	445	431	430	431	—%
Net investment income	360	348	371	358	368	360	368	2%
Asset management fees, commissions and other income	84	80	82	90	88	84	88	5%
Total revenues	1,111	1,014	1,143	1,124	1,121	1,111	1,121	1%
Benefits and expenses (1):
Insurance and annuity benefits	522	427	482	422	462	522	462	-11%
Change in estimates of liability for future policy benefits	7	(38)	(5)	(3)	(8)	7	(8)	-214%
Interest credited to policyholders' account balances	146	143	153	149	147	146	147	1%
Interest expense	111	102	104	105	105	111	105	-5%
Deferral of acquisition costs	(190)	(209)	(236)	(250)	(216)	(190)	(216)	-14%
Amortization of acquisition costs	106	104	105	106	108	106	108	2%
Operating expenses	109	156	105	104	115	109	115	6%
Variable expenses	248	247	282	305	269	248	269	8%
Total benefits and expenses	1,059	932	990	938	982	1,059	982	-7%
Adjusted operating income (loss) before income taxes	52	82	153	186	139	52	139	167%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	32	39	37	36	38	32	38
Universal life	18	18	24	21	17	18	17
Variable life	154	160	186	201	196	154	196
Total	204	217	247	258	251	204	251
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	38	43	48	49	44	38	44
Third party distribution	166	174	199	209	207	166	207
Total	204	217	247	258	251	204	251
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning account balance	19,161	19,289	19,679	19,940	20,118	19,161	20,118
Premiums and deposits	347	346	349	361	392	347	392
Surrenders and withdrawals	(417)	(467)	(419)	(557)	(460)	(417)	(460)
Net sales (redemptions)	(70)	(121)	(70)	(196)	(68)	(70)	(68)
Benefit payments	(31)	(27)	(31)	53	(19)	(31)	(19)
Net flows	(101)	(148)	(101)	(143)	(87)	(101)	(87)
Interest credited and other	224	508	304	179	131	224	131
Net transfers (to) from separate account	145	168	193	288	219	145	219
Policy charges	(140)	(138)	(135)	(146)	(143)	(140)	(143)
Ending account balance	19,289	19,679	19,940	20,118	20,238	19,289	20,238
Separate Account Liabilities:
Beginning account balance	54,803	53,323	57,995	61,376	62,594	54,803	62,594
Premiums and deposits	963	1,084	1,117	1,293	1,177	963	1,177
Surrenders and withdrawals	(326)	(315)	(442)	(558)	(349)	(326)	(349)
Net sales (redemptions)	637	769	675	735	828	637	828
Benefit payments	(184)	(165)	(170)	(244)	(288)	(184)	(288)
Net flows	453	604	505	491	540	453	540
Change in market value, interest credited and other	(1,414)	4,608	3,450	1,398	(1,825)	(1,414)	(1,825)
Net transfers (to) from general account	(145)	(168)	(193)	(288)	(219)	(145)	(219)
Policy charges	(374)	(372)	(381)	(383)	(386)	(374)	(386)
Ending account balance	53,323	57,995	61,376	62,594	60,704	53,323	60,704
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	274	284	282	284	289
Universal life	25	25	25	25	25
Variable life	165	170	174	176	177
Total	464	479	481	485	491

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable and universal products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - U.S. LEGACY PRODUCTS
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Revenues (1):
Premiums	19	16	18	17	25	19	25	32%
Policy charges and fee income	378	430	378	379	358	378	358	-5%
Net investment income	448	460	476	488	475	448	475	6%
Asset management fees, commissions and other income	337	325	329	307	280	337	280	-17%
Total revenues	1,182	1,231	1,201	1,191	1,138	1,182	1,138	-4%
Benefits and expenses (1):
Insurance and annuity benefits	305	284	285	333	334	305	334	10%
Change in estimates of liability for future policy benefits	7	(17)	10	(5)	4	7	4	-43%
Interest credited to policyholders' account balances	69	67	63	63	58	69	58	-16%
Interest expense	164	170	173	178	174	164	174	6%
Deferral of acquisition costs	(13)	(12)	(9)	(16)	(3)	(13)	(3)	77%
Amortization of acquisition costs	55	57	59	50	52	55	52	-5%
Operating expenses	89	103	76	93	89	89	89	—%
Variable expenses	242	228	236	243	223	242	223	-8%
Total benefits and expenses	918	880	893	939	931	918	931	1%
Adjusted operating income (loss) before income taxes	264	351	308	252	207	264	207	-22%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

U.S. BUSINESSES - U.S. LEGACY PRODUCTS - SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026

Annuities Account Value (1):
Beginning account value, gross	93,598	89,139	90,263	90,034	87,203	93,598	87,203
Premiums and deposits (2)	6	8	4	6	5	6	5
Full surrenders and death benefits	(2,477)	(2,170)	(2,633)	(2,576)	(2,425)	(2,477)	(2,425)
Premiums and deposits net of full surrenders and death benefits	(2,471)	(2,162)	(2,629)	(2,570)	(2,420)	(2,471)	(2,420)
Partial withdrawals and other benefit payments	(1,181)	(1,036)	(1,049)	(1,228)	(1,131)	(1,181)	(1,131)
Net flows	(3,652)	(3,198)	(3,678)	(3,798)	(3,551)	(3,652)	(3,551)
Change in market value interest credited and other	(332)	4,802	3,935	1,433	(1,583)	(332)	(1,583)
Policy charges	(475)	(480)	(486)	(466)	(433)	(475)	(433)
Ending account value, gross	89,139	90,263	90,034	87,203	81,636	89,139	81,636
Reinsurance ceded	(8,608)	(8,393)	(8,315)	(7,954)	(7,575)	(8,608)	(7,575)
Ending account value, net	80,531	81,870	81,719	79,249	74,061	80,531	74,061
Guaranteed Universal Life Policyholders' Account Balances (3):
Beginning account balance, gross	14,611	14,655	14,685	14,720	14,897	14,611	14,897
Premiums and deposits (2)	350	342	338	479	331	350	331
Surrenders and withdrawals	(32)	(26)	(26)	(29)	(24)	(32)	(24)
Net premiums (redemptions)	318	316	312	450	307	318	307
Benefit payments	(30)	(44)	(29)	(24)	(31)	(30)	(31)
Net flows	288	272	283	426	276	288	276
Interest credited and other	141	139	140	140	131	141	131
Policy charges	(385)	(381)	(388)	(389)	(383)	(385)	(383)
Ending account balance, gross	14,655	14,685	14,720	14,897	14,921	14,655	14,921
Reinsurance ceded	(9,029)	(9,043)	(9,077)	(9,244)	(9,273)	(9,029)	(9,273)
Ending account balance, net	5,626	5,642	5,643	5,653	5,648	5,626	5,648
Net Face Amount In Force (in billions) (4):
Guaranteed Universal Life	37	37	37	37	37

__________
(1) Represents discontinued annuities and guaranteed living benefits in general account and separate account. Includes alliance deposits and supplementary contracts.
(2) Represents renewal premiums or additional deposits on existing policies/contracts.
(3) Includes fixed rate funds and deferred revenues on guaranteed universal life products.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

U.S. BUSINESSES - U.S. LEGACY PRODUCTS - MARKET RISK BENEFIT FEATURES
(in millions)

	2025				2026
	1Q	2Q	3Q	4Q	1Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	61,716	62,634	62,435	60,554	56,589
Account Values with Auto-Rebalancing Feature - externally reinsured	1,763	1,758	1,713	1,628	1,493
Account Values without Auto-Rebalancing Feature	21,588	21,733	21,711	20,937	19,584
Total	85,067	86,125	85,859	83,119	77,666
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	6,938	6,104	5,575	5,558	6,252
Net Amount at Risk without Auto-Rebalancing Feature	2,779	2,632	2,421	2,517	2,750
Total	9,717	8,736	7,996	8,075	9,002
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Revenues (1):
Premiums	3,057	2,709	2,800	2,627	2,949	3,057	2,949	-4%
Policy charges and fee income	88	92	96	104	117	88	117	33%
Net investment income	1,469	1,451	1,540	1,569	1,607	1,469	1,607	9%
Asset management fees, commissions and other income	124	147	159	116	114	124	114	-8%
Total revenues	4,738	4,399	4,595	4,416	4,787	4,738	4,787	1%
Benefits and expenses (1):
Insurance and annuity benefits	2,789	2,446	2,559	2,428	2,667	2,789	2,667	-4%
Change in estimates of liability for future policy benefits	(3)	32	(21)	5	20	(3)	20	767%
Interest credited to policyholders' account balances	347	369	390	402	414	347	414	19%
Interest expense	(1)	1	2	1	3	(1)	3	400%
Deferral of acquisition costs	(306)	(297)	(308)	(286)	(263)	(306)	(263)	14%
Amortization of acquisition costs	165	174	175	179	173	165	173	5%
Operating expenses	436	467	466	499	563	436	563	29%
Variable expenses	463	446	451	431	400	463	400	-14%
Total benefits and expenses	3,890	3,638	3,714	3,659	3,977	3,890	3,977	2%
Adjusted operating income (loss) before income taxes	848	761	881	757	810	848	810	-4%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests and redeemable noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan	2,860	2,462	2,548	2,350	2,688	2,860	2,688
Emerging Markets	285	339	348	381	378	285	378
Total	3,145	2,801	2,896	2,731	3,066	3,145	3,066
Annualized new business premiums:
Japan	478	453	453	410	328	478	328
Emerging Markets	98	88	102	112	101	98	101
Total	576	541	555	522	429	576	429
Annualized new business premiums by distribution channel:
Life Planners	258	216	227	224	154	258	154
Life Consultants	130	150	138	110	105	130	105
Banks	95	93	108	103	85	95	85
Independent Agency and Other	93	82	82	85	85	93	85
Total	576	541	555	522	429	576	429
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan	2,913	2,440	2,550	2,395	2,770	2,913	2,770
Emerging Markets	280	321	317	345	332	280	332
Total	3,193	2,761	2,867	2,740	3,102	3,193	3,102
Annualized new business premiums:
Japan	483	451	453	417	335	483	335
Emerging Markets	95	84	93	101	89	95	89
Total	578	535	546	518	424	578	424
Annualized new business premiums by distribution channel:
Life Planners	260	211	223	225	152	260	152
Life Consultants	131	150	138	111	107	131	107
Banks	95	92	105	100	82	95	82
Independent Agency and Other	92	82	80	82	83	92	83
Total	578	535	546	518	424	578	424

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 147 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2025				2026
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan	520	517	515	512	506
Emerging Markets	49	51	52	53	57
Total	569	568	567	565	563
Policyholder Account Balances at end of period (in millions) (1)(2):
(Constant exchange rate basis)
International Businesses	49,311	51,391	53,342	54,797	55,531
Number of individual policies in force at end of period (in thousands) (3):
Japan	11,102	11,116	11,142	11,136	11,045
Emerging Markets	855	869	884	907	925
Total	11,957	11,985	12,026	12,043	11,970
International Businesses life insurance individual policy persistency:
13 months	92.0%	93.0%	94.0%	94.0%	93.8%
25 months	83.0%	83.0%	83.0%	83.0%	84.7%
Number of Life Planners at end of period:
Japan	4,356	4,285	4,282	4,283	4,243
Emerging Markets	1,819	1,876	1,859	1,952	2,038
Total Life Planners	6,175	6,161	6,141	6,235	6,281
Life Consultants	6,840	6,822	6,940	6,983	6,947

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 147 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2025				2026	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2025	2026	% change

Revenues (1):
Premiums	(9)	(7)	(6)	—	(5)	(9)	(5)	44%
Policy charges and fee income	(15)	(15)	(16)	(14)	(15)	(15)	(15)	—%
Net investment income	330	330	330	348	301	330	301	-9%
Asset management fees, commissions and other income	(323)	(252)	(202)	(285)	(324)	(323)	(324)	—%
Total revenues	(17)	56	106	49	(43)	(17)	(43)	-153%
Benefits and expenses (1):
Insurance and annuity benefits	(8)	(1)	(2)	5	(3)	(8)	(3)	63%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	12	12	17	13	4	12	4	-67%
Interest expense	207	215	211	205	216	207	216	4%
Deferral of acquisition costs	33	39	35	37	32	33	32	-3%
Amortization of acquisition costs	(16)	(15)	(14)	(15)	(17)	(16)	(17)	-6%
Operating expenses	155	107	170	367	86	155	86	-45%
Variable expenses	15	(21)	16	(11)	(31)	15	(31)	-307%
Total benefits and expenses	398	336	433	601	287	398	287	-28%
Adjusted operating income (loss) before income taxes	(415)	(280)	(327)	(552)	(330)	(415)	(330)	20%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	March 31, 2026							December 31, 2025
	Total Portfolio	Closed Block Division	Funds Withheld (1)	PFI Excluding Closed Block Division and Funds Withheld				Total Portfolio	Closed Block Division	Funds Withheld (1)	PFI Excluding Closed Block Division and Funds Withheld
				Amount	% of Total						Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	238,652	18,588	4,528	215,536	53.4%			238,205	18,833	4,576	214,796	53.6%
Private, available-for-sale, at fair value	91,771	9,776	2,301	79,694	19.7%			92,900	10,049	2,217	80,634	20.2%
Fixed maturities, trading, at fair value	14,913	541	9,273	5,099	1.3%			14,448	581	9,049	4,818	1.2%
Assets supporting experience-rated contractholder liabilities, at fair value	4,781	—	—	4,781	1.2%			4,842	—	—	4,842	1.2%
Equity securities, at fair value	12,178	1,494	—	10,684	2.6%			10,515	1,593	—	8,922	2.2%
Commercial mortgage and other loans, at book value, net of allowance	64,187	7,450	301	56,436	14.0%			63,921	7,463	263	56,195	14.0%
Policy loans, at outstanding balance	9,988	3,185	—	6,803	1.7%			9,958	3,217	—	6,741	1.7%
Other invested assets, net of allowance (2)	24,752	4,706	1,995	18,051	4.5%			24,066	4,532	1,850	17,684	4.4%
Short-term investments, net of allowance	6,914	264	17	6,633	1.6%			6,404	255	71	6,078	1.5%
Subtotal (3)	468,136	46,004	18,415	403,717	100.0%			465,259	46,523	18,026	400,710	100.0%
Invested assets of other entities and operations (4)	5,988	—	—	5,988				5,260	—	—	5,260
Total investments	474,124	46,004	18,415	409,705				470,519	46,523	18,026	405,970

Fixed Maturities by Credit Quality (3)(5):	March 31, 2026						December 31, 2025
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (6)
1	185,872	1,781	25,025	—	162,628	75.5%	184,052	2,585	23,277	—	163,360	76.1%
2	48,856	580	3,543	1	45,892	21.3%	46,660	907	2,952	—	44,615	20.8%
Subtotal - High or Highest Quality Securities	234,728	2,361	28,568	1	208,520	96.8%	230,712	3,492	26,229	—	207,975	96.9%
3	6,016	61	621	—	5,456	2.5%	5,605	86	540	—	5,151	2.4%
4	1,053	26	21	—	1,058	0.5%	1,105	44	9	—	1,140	0.5%
5	452	12	23	8	433	0.2%	480	16	25	7	464	0.2%
6	97	7	5	30	69	0.0%	87	6	5	22	66	0.0%
Subtotal - Other Securities	7,618	106	670	38	7,016	3.2%	7,277	152	579	29	6,821	3.1%
Total	242,346	2,467	29,238	39	215,536	100.0%	237,989	3,644	26,808	29	214,796	100.0%

Private Fixed Maturities:
NAIC Rating (6)
1	21,320	225	1,642	—	19,903	25.0%	21,362	336	1,431	—	20,267	25.1%
2	48,600	1,183	2,443	—	47,340	59.4%	47,978	1,777	1,961	—	47,794	59.3%
Subtotal - High or Highest Quality Securities	69,920	1,408	4,085	—	67,243	84.4%	69,340	2,113	3,392	—	68,061	84.4%
3	7,737	253	173	26	7,791	9.8%	7,581	390	116	19	7,836	9.7%
4	3,894	29	100	—	3,823	4.8%	3,343	54	52	22	3,323	4.1%
5	711	18	15	48	666	0.8%	1,228	22	20	44	1,186	1.5%
6	235	28	4	88	171	0.2%	244	29	6	39	228	0.3%
Subtotal - Other Securities	12,577	328	292	162	12,451	15.6%	12,396	495	194	124	12,573	15.6%
Total	82,497	1,736	4,377	162	79,694	100.0%	81,736	2,608	3,586	124	80,634	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(3) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(4) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(5) Excludes fixed maturity securities classified as trading.
(6) Reflects equivalent ratings for investments of the international operations. Includes, as of March 31, 2026 and December 31, 2025, 1,826 securities with amortized cost of $11,119 million (fair value $10,928 million) and 1,482 securities with amortized cost of $9,683 million (fair value $9,598 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	March 31, 2026		December 31, 2025
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	101,777	65.4%	102,061	65.4%
Private, available-for-sale, at fair value	20,607	13.2%	21,284	13.6%
Fixed maturities, trading, at fair value	575	0.4%	551	0.3%
Assets supporting experience-rated contractholder liabilities, at fair value	4,781	3.1%	4,842	3.1%
Equity securities, at fair value	1,636	1.1%	1,652	1.1%
Commercial mortgage and other loans, at book value, net of allowance	14,247	9.2%	14,487	9.3%
Policy loans, at outstanding balance	2,698	1.7%	2,708	1.7%
Other invested assets, net of allowance (3)	6,573	4.2%	6,357	4.1%
Short-term investments, net of allowance	2,698	1.7%	2,166	1.4%
Total	155,592	100.0%	156,108	100.0%

	March 31, 2026		December 31, 2025
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	113,759	45.9%	112,735	46.1%
Private, available-for-sale, at fair value	59,087	23.8%	59,350	24.3%
Fixed maturities, trading, at fair value	4,524	1.8%	4,267	1.7%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	9,048	3.6%	7,270	3.0%
Commercial mortgage and other loans, at book value, net of allowance	42,189	17.0%	41,708	17.1%
Policy loans, at outstanding balance	4,105	1.7%	4,033	1.6%
Other invested assets, net of allowance (3)	11,478	4.6%	11,327	4.6%
Short-term investments, net of allowance	3,935	1.6%	3,912	1.6%
Total	248,125	100.0%	244,602	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended March 31,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
General Account (3)
Fixed maturities (4)	4.63%	3,702	(616)	4.38%	3,313	40
Equity securities	2.33%	57	—	2.10%	37	—
Commercial mortgage and other loans	4.64%	650	(25)	4.46%	600	(50)
Policy loans	4.47%	75	—	4.51%	73	—
Short-term investments and cash equivalents	4.77%	200	(7)	4.93%	230	—
Gross investment income before investment expenses	4.58%	4,684	(648)	4.38%	4,253	(10)
Investment expenses	-0.17%	(302)	—	-0.16%	(283)	—
Subtotal	4.41%	4,382	(648)	4.22%	3,970	(10)
Other investments (4)		323	272		285	(296)
Investment results of other entities and operations (5)		49	40		32	23
Investment results of Funds Withheld (6)		381	—		350	(390)
Less: investment income related to adjusted operating income reconciling items		(127)	—		(118)	—
Total		5,008	(336)		4,519	(673)

________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties, assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(5) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(6) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended March 31,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.41%	1,201	(549)	3.18%	1,094	111
Equity securities	2.45%	10	—	2.14%	9	—
Commercial mortgage and other loans	3.81%	136	—	3.82%	151	(6)
Policy loans	3.78%	25	—	3.83%	25	—
Short-term investments and cash equivalents	4.17%	46	(2)	3.96%	37	—
Gross investment income before investment expenses	3.46%	1,418	(551)	3.26%	1,316	105
Investment expenses	-0.12%	(84)	—	-0.13%	(82)	—
Subtotal	3.34%	1,334	(551)	3.13%	1,234	105
Other investments (2)		146	20		142	56
Total		1,480	(531)		1,376	161

__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments". Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments. Realized gains / (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended March 31,
	2026			2025
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Excluding Funds Withheld and Japanese Insurance Operations (3):
Fixed maturities (4)	5.62%	2,501	(67)	5.41%	2,219	(71)
Equity securities	2.31%	47	—	2.09%	28	—
Commercial mortgage and other loans	4.93%	514	(25)	4.73%	449	(44)
Policy loans	4.93%	50	—	4.98%	48	—
Short-term investments and cash equivalents	4.98%	154	(5)	5.15%	193	—
Gross investment income before investment expenses	5.34%	3,266	(97)	5.19%	2,937	(115)
Investment expenses	-0.20%	(218)	—	-0.18%	(201)	—
Subtotal	5.14%	3,048	(97)	5.01%	2,736	(115)
Other investments (4)		177	252		143	(352)
Total		3,225	155		2,879	(467)

__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Also included in "Other investments" are LP/LLCs, investment real estate held through direct ownership, derivative instruments, and other miscellaneous investments. Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended March 31, 2026									Three Months Ended March 31, 2025
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,838	—	—	—	403	121	—	—	8,362	6,446	—	—	—	417	137	—	—	7,000
Policy charges and fee income	1,108	14	—	10	—	—	—	—	1,132	1,108	46	—	3	—	—	—	—	1,157
Net investment income	5,008	1	—	—	530	126	—	—	5,665	4,519	(3)	—	—	493	121	—	—	5,130
Realized investment gains (losses), net (3)	(194)	(164)	—	—	(28)	22	—	—	(364)	(157)	(489)	—	—	(57)	(27)	—	—	(730)
Asset management fees, commissions and other income	1,474	(420)	—	—	(26)	48	(50)	—	1,026	1,496	(190)	—	—	(33)	23	(32)	—	1,264
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(295)	—	—	—	—	—	(295)	—	—	(351)	—	—	—	—	—	(351)
Total revenues	15,234	(569)	(295)	10	879	317	(50)	—	15,526	13,412	(636)	(351)	3	820	254	(32)	—	13,470
Benefits and expenses:
Insurance and annuity benefits	8,713	67	—	3	788	194	—	—	9,765	7,344	2	—	2	729	208	—	—	8,285
Change in estimates of liability for future policy benefits	41	1	—	(8)	—	5	—	—	39	(14)	3	—	(38)	—	(1)	—	—	(50)
Interest credited to policyholders' account balances	1,304	(239)	—	—	28	16	—	—	1,109	1,083	(325)	—	—	28	39	—	—	825
Interest expense	539	—	—	—	(2)	—	—	—	537	522	—	—	—	(2)	2	—	—	522
Deferral of acquisition costs	(624)	—	—	—	—	—	—	—	(624)	(684)	(98)	—	—	—	—	—	—	(782)
Amortization of acquisition costs	397	11	—	—	3	—	—	—	411	376	28	—	—	3	—	—	—	407
Operating expenses	1,729	—	—	—	70	32	—	3	1,834	1,624	—	—	—	65	43	—	(28)	1,704
Variable expenses	1,509	212	—	—	3	6	(8)	—	1,722	1,641	—	—	—	19	14	(35)	—	1,639
Total benefits and expenses	13,608	52	—	(5)	890	253	(8)	3	14,793	11,892	(390)	—	(36)	842	305	(35)	(28)	12,550

__________
(1) See page 34 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(46) million and $(55) million for three months ended March 31, 2026 and March 31, 2025, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $120 million and $(104) million and certain derivatives of $(16) million and $5 million for three months ended March 31, 2026 and March 31, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2025									Three Months Ended September 30, 2025
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,426	—	—	(1)	445	112	—	—	6,982	8,691	—	—	1	394	127	—	—	9,213
Policy charges and fee income	1,070	174	—	5	—	—	—	—	1,249	1,126	25	—	(18)	—	—	—	—	1,133
Net investment income	4,600	(3)	—	—	511	118	—	—	5,226	4,872	(3)	—	—	528	131	—	—	5,528
Realized investment gains (losses), net (3)	(148)	(1,302)	—	—	(198)	(51)	—	—	(1,699)	(119)	(900)	—	—	3	(10)	—	—	(1,026)
Asset management fees, commissions and other income	1,558	609	—	—	189	89	(51)	—	2,394	1,669	829	—	—	133	151	(66)	—	2,716
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(426)	—	—	—	—	—	(426)	—	—	324	—	—	—	—	—	324
Total revenues	13,506	(522)	(426)	4	947	268	(51)	—	13,726	16,239	(49)	324	(17)	1,058	399	(66)	—	17,888
Benefits and expenses:
Insurance and annuity benefits	7,195	200	—	(5)	864	186	—	—	8,440	9,485	(85)	—	(1)	949	200	—	—	10,548
Change in estimates of liability for future policy benefits	100	(254)	—	(33)	—	12	—	—	(175)	96	168	—	20	—	12	—	—	296
Interest credited to policyholders' account balances	1,135	(64)	—	—	29	38	—	—	1,138	1,215	300	—	—	27	40	—	—	1,582
Interest expense	526	—	—	—	(1)	1	—	—	526	531	—	—	—	(3)	2	—	—	530
Deferral of acquisition costs	(689)	—	—	—	—	—	—	—	(689)	(699)	—	—	—	—	—	—	—	(699)
Amortization of acquisition costs	392	12	—	—	3	—	—	—	407	395	4	—	—	4	—	—	—	403
Operating expenses	1,634	—	—	—	69	14	—	—	1,717	1,639	—	—	—	69	19	—	1	1,728
Variable expenses	1,548	100	—	—	1	5	(33)	1	1,622	1,630	138	—	—	2	3	(55)	—	1,718
Total benefits and expenses	11,841	(6)	—	(38)	965	256	(33)	1	12,986	14,292	525	—	19	1,048	276	(55)	1	16,106

__________
(1) See page 34 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(27) million and $(91) million for three months ended June 30, 2025 and September 30, 2025, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(47) million and $(129) million and certain derivatives of $55 million and $(15) million for three months ended June 30, 2025 and September 30, 2025, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2025
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests and redeemable noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,028	—	—	(1)	463	112	—	—	7,602
Policy charges and fee income	1,106	23	—	(2)	—	—	—	—	1,127
Net investment income	4,947	(3)	—	—	524	121	—	—	5,589
Realized investment gains (losses), net (3)	(174)	(360)	—	—	(121)	(22)	—	—	(677)
Asset management fees, commissions and other income	1,613	356	—	—	60	79	(37)	—	2,071
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(22)	—	—	—	—	—	(22)
Total revenues	14,520	16	(22)	(3)	926	290	(37)	—	15,690
Benefits and expenses:
Insurance and annuity benefits	7,936	30	—	(1)	864	198	—	—	9,027
Change in estimates of liability for future policy benefits	50	(2)	—	(25)	—	9	—	—	32
Interest credited to policyholders' account balances	1,271	196	—	—	29	27	—	—	1,523
Interest expense	533	—	—	—	(2)	2	—	—	533
Deferral of acquisition costs	(681)	—	—	—	—	—	—	—	(681)
Amortization of acquisition costs	408	7	—	—	3	—	—	—	418
Operating expenses	1,876	—	—	—	67	23	—	—	1,966
Variable expenses	1,622	67	—	—	3	8	(43)	1	1,658
Total benefits and expenses	13,015	298	—	(26)	964	267	(43)	1	14,476

__________
(1) See page 34 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(49) million for three months ended December 31, 2025. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $27 million and certain derivatives of $3 million for three months ended December 31, 2025.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Additionally, adjusted operating income excludes the impact of annual assumption updates and other refinements included in the above items.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses),” which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests and redeemable noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests and redeemable noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable domestic and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of premium, net of returns to participating policyholders and amounts ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

13. Group Life Insurance and Group Disability Insurance Administrative Expense Ratios:
Ratio of operating and variable expenses (excluding commissions) to net premiums plus policy charges and fee income, excluding third party administrators passthrough fees and expenses.

14. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

15. International Life Planners:
Captive insurance Advisors from Prudential of Japan and Brazil.

16. Life Consultants:
Captive insurance agents for Gibraltar Life.

17. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

18. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

KEY DEFINITIONS AND FORMULAS

19. PGIM Asset Under Management:
Institutional Customers - Third Party - Consists of third-party institutional assets.

Retail Customers - Third Party - Consists of individual mutual funds and third-party sub-advisory relationships.

Affiliated - Includes the Company's general account assets, as well as certain separate account assets of the Company's insurance and retirement businesses managed by PGIM.

Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Credit - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Private Credit - Represents debt financing issued by entities directly to investors outside of public capital markets.

Real Estate - Includes direct real estate equity and real estate mortgages

Multi-Asset - Represents funds or products that invest in more than one asset class, balancing equity, public credit, and target date funds.

Other Alternatives - Represents private equity, hedge funds, and other alternative strategies.

20. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

21. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

22. Prudential Advisors:
Captive financial professionals selling across all products in the United States.

23. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests and redeemable noncontrolling interests.

24. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

25. U.S. Legacy Products - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc.
Quarterly Financial Supplement
First Quarter 2026

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of May 5, 2026
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of May 5, 2026

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.